Exhibit 10.11

Execution Version

STRIPES US HOLDING, INC.

2019 OMNIBUS INCENTIVE PLAN

STOCK OPTION AGREEMENT

GRANT NOTICE

Stripes US Holding, Inc. (the “Company”), pursuant to its 2019 Omnibus Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the participant set forth below (“Participant”), a Nonqualified Stock Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Nonqualified Stock Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Exercise Price per Share:

Total Exercise Price:

Total Number of Shares Subject to Nonqualified Stock Option:

Expiration Date:[1]

Type of Option:	☐ Incentive Stock Option	☐ Nonqualified Stock Option

Vesting Schedule:	The Nonqualified Stock Option shall be fully vested and exercisable on the Grant Date.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Nonqualified Stock Option.

STRIPES US HOLDING, INC.:	PARTICIPANT:

By:	By:
Name:	Name:
Title:

1. To be tenth anniversary of the Grant Date.

EXHIBIT A

TO STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Stripes US Holding, Inc. (the “Company”) has granted to Participant a Nonqualified Stock Option under the Company’s 2019 Omnibus Incentive Plan, as amended from time to time (the “Plan”), to purchase the number of Shares indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1       Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2      Incorporation of Terms of Plan. The Nonqualified Stock Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of a conflict between the terms of the Agreement and the Plan, the terms of the Plan shall control.

1.3      Grant of Nonqualified Stock Option. In consideration of Participant’s past and/or continued service to the Company or a parent or subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant a Nonqualified Stock Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

1.4      Treatment on Sale of the Company. Unless otherwise determined by the Committee in its sole discretion, in the event of a Sale of the Company, the Nonqualified Stock Option shall be surrendered to the Company by Participant and/or be immediately cancelled by the Company, and Participant will be entitled to receive a cash payment in an amount, if any, equal to the aggregate number of Shares then subject to the portion of the surrendered Nonqualified Stock Option multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Sale of the Company, over the Exercise Price per Share, on such terms and subject to such conditions as the Committee deems appropriate. For the avoidance of doubt, if the Fair Market Value of a Share is less than the Exercise Price Per Share, the Nonqualified Stock Option may be cancelled without payment.

ARTICLE II

PERIOD OF EXERCISABILITY

2.1      Vesting; Commencement of Exercisability. The Nonqualified Stock Option is vested and exercisable on the Grant Date.

2.2      Duration of Exercisability. The Nonqualified Stock Option shall remain vested and exercisable until it becomes unexercisable under Section 2.3 or pursuant to the terms of the Plan. Once the Nonqualified Stock Option becomes unexercisable, it shall be forfeited immediately.

2.3         Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)	The Expiration Date set forth in the Grant Notice;

(b)	The expiration of one year following the consummation of an initial Public Offering; and

(c)            Unless otherwise determined by the Committee, immediately prior to a Sale of the Company in accordance with Section 1.4.

ARTICLE III

EXERCISE OF OPTION

3.1       Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Nonqualified Stock Option or any portion thereof. After the death of Participant, any exercisable portion of the Nonqualified Stock Option may, prior to the time when the Nonqualified Stock Option becomes unexercisable under Section 2.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

3.2       Partial Exercise. Any exercisable portion of the Nonqualified Stock Option or the entire Nonqualified Stock Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Nonqualified Stock Option or portion thereof becomes unexercisable under Section 2.3.

3.3       Manner of Exercise. The Nonqualified Stock Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Committee, of all of the following prior to the time when the Nonqualified Stock Option or such portion thereof becomes unexercisable under Section 2.3:

 (a)         An exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Committee) (the “Exercise Notice”) in writing signed by Participant or any other person then entitled to exercise the Nonqualified Stock Option or portion thereof, stating that the Nonqualified Stock Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

 (b)         Full payment for the Shares with respect to which the Nonqualified Stock Option or portion thereof is exercised in accordance with Section 2.1(c) of the Plan; and

 (c)         In the event the Nonqualified Stock Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Nonqualified Stock Option.

ARTICLE IV

OTHER PROVISIONS

4.1            Restrictive Legends and Stop-Transfer Orders.

 (a)         Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

 (b)         The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

4.2           Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal executive offices in care of the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most recent address for Participant shown in the Company’s records. By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Nonqualified Stock Option by written notice under this Section 4.2. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

4.3            Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4            Governing Law; Severability. This Agreement and the Exercise Notice shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

4.5            Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Nonqualified Stock Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

4.6           Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

4.7           Stockholders Agreement. Upon receipt of Shares pursuant to exercise of the Nonqualified Stock Option, Participant hereby agrees to join and become a party to that certain Management Stockholders Agreement of the Company to be entered into by the Company and the participants under the Plan, as may be amended from time to time (the “Management Stockholders Agreement”), and the Company hereby agrees to accept Participant as a party to, the Management Stockholders Agreement, and this Agreement shall serve as Participant’s joinder to the Management Stockholders Agreement. By virtue of the grant of the Nonqualified Stock Option hereunder and Participant’s execution of this Agreement, Participant shall be deemed to have granted Participant’s perpetual and irrevocable power of attorney to the Company, with full right, power and authority to take all actions necessary and/or desirable on behalf of Participant to effectuate the provisions of the Stockholders Agreement with respect to all Shares owned by Participant and as may be acquired by Participant.

4.8            Entire Agreement. The Plan, the Stockholders Agreement and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

* * * * *

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

  FORM OF EXERCISE NOTICE

Effective as of today,                      ,                    , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                     Shares of Stripes US Holding, Inc. (the “Company”) under and pursuant to the Stripes US Holding, Inc. 2019 Omnibus Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated ____________, ____ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Nonqualified Stock Option is Exercised:

Exercise Price per Share:	$ ____________

Total Exercise Price:	$ ____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$____________ (Representing, together with the Value of [•] Shares below, the full Exercise Price for the Shares)

Value of ___ Shares pursuant to net exercise:	$____________ (Representing, together with the cash payment above, the full Exercise Price for the Shares)

Type of Option:	☐ Incentive Stock Option	☐ Nonqualified Stock Option

1.        Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2.        Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

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3.        Restrictive Legends and Stop-Transfer Orders.

 (a)         Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

 (b)       Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

 (c)       The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4.         Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 4.2 of the Option Agreement.

5.         Further Instruments. Participant hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of this Agreement.

6.        Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY:		SUBMITTED BY
STRIPES US HOLDING, INC.		PARTICIPANT:

By:	________________________________________________________	By:

Print Name:	Print Name:
Title:

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